Exhibit 10.7

FLUID AUDIO NETWORK, INC.

2005

STOCK INCENTIVE PLAN

July __, 2005

FLUID AUDIO NETWORK, INC.
2005 STOCK INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT

1.1  Purpose. Fluid Audio Network, Inc., 2005 Stock Incentive Plan (“Plan”) is hereby established by Fluid Audio Network, Inc., a Delaware corporation (“Company”). The purpose of this Plan is to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in this Plan to achieve long-term growth in shareholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan and the grant of awards hereunder are expressly conditioned upon the Plan’s approval by the shareholders of the Company pursuant to Section 11.1.

ARTICLE II
DEFINITIONS

For purposes of this Plan, the following terms are defined as set forth below:

2.1  “Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

2.2  “Agreement” means any agreement entered into pursuant to this Plan pursuant to which an Award is granted to a Participant.

2.3  “Alternative Award” shall have the meaning set forth in Section 10.5.

2.4  “Award” means the grant of an Option, Restricted Stock or Stock Appreciation Right or any combination thereof pursuant to the terms of this Plan.

2.5  “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means the person or persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

2.6  “Board” means the Board of Directors of the Company.

2.7  “Cause” shall have the meaning set forth in Section 10.4.

2.8  “Change in Control” has the meaning set forth in Section 10.2.

2.9  “Change in Control Price” shall have the meaning set forth in Section 10.2.

2.10  “Code” means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

2.11  “Commission” means the Securities and Exchange Commission or any successor agency.

2.12  “Committee” means the persons appointed by the Board to administer this Plan.

2.13  “Common Stock” means the shares of the Company’s Common Stock, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is so designated for the purpose of this Plan.

2.14  “Company” means Fluid Audio Network, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

2.15  “Competing Enterprise” means any natural person, corporation, firm, joint venture, partnership, limited liability company, trust, unincorporated organization, government or any department, political subdivision or agency of a government which competes, directly or indirectly, with the Company’s business as an online music network.

2.16  “Constructive Termination” shall have the meaning set forth in Section 10.4.

2.17  “Corporate Transaction” shall have the meaning set forth in Section 10.2.

2.18  “Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

2.19  “Effective Date” means July _, 2005.

2.20  “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.21  “Fair Market Value” shall mean the market price of Common Stock, determined by the Committee as follows:

(a) If Common Stock is not publicly traded (as described in subsections (b), (c) and (d) below), the Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 260.140.50, Title 10 of the California Code of Regulations.

(b) If Common Stock was traded over the counter on the date in question but was not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

(c) If Common Stock was traded over the counter on the date in question and was classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

(d) If Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transaction report for such date; and

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

2.22  “Grant Date” means the date as of which an Award is granted pursuant to this Plan.

2.23  “Incentive Stock Option” means any Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.24  “Incumbent Board” shall have the meaning set forth in Section 10.2.

2.25  “Nonqualified Stock Option” means an Option to purchase Common Stock granted under this Plan, the taxation of which is determined pursuant to Section 83 of the Code.

2.26  “Option” means a right to purchase Common Stock on specified conditions granted under Article VI.

2.27  “Option Period” means the period during which the Option shall be exercisable in accordance with the Agreement and Article VI.

2.28  “Option Price” means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

2.29  “Outstanding Company Common Stock” shall have the meaning set forth in Section 10.2.

2.30  “Outstanding Company Voting Securities” shall have the meaning set forth in Section 10.2.

2.31  “Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term “Participant” shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is by or for the benefit of the Participant, the Participant’s parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant’s descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3 or the status of an Option as an Incentive Stock Option to the extent intended. Notwithstanding the foregoing, the term “Termination of Employment” shall mean the Termination of Employment of the employee to whom the Award was originally granted (and other terms intended to refer solely to such employee shall be interpreted in a manner that is consistent with such intent).

2.32  “Person” shall have the meaning set forth in Section 10.2.

2.33  “Plan” means this Fluid Audio Network, Inc. 2005 Stock Incentive Plan, as the same may be amended from time to time.

2.34  “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant’s death; or (d) any person to whom an Award has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

2.35  “Restricted Stock” means an Award of shares of Stock pursuant to Article VIII below that are subject to restrictions or performance goals.

2.36  “Restriction Period” shall have the meaning set forth in Section 8.4.

2.37  “Retirement” means the Participant’s Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

2.38  “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

2.39  “Stock Appreciation Right” means the right, pursuant to an Award granted under Article VII below, to surrender to the Company all or a portion of a right in exchange for an amount equal to the difference between (i) aggregate Fair Market Value, as of the date the right or such portion thereof is exercised and surrendered, of the shares of Common Stock covered by such right or such portion thereof, and (ii) the aggregate Fair Market Value of such right or such portion thereof on the date such Award was made.

2.40  “Termination of Employment” means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer, consultant, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement may establish what act or event shall constitute a Termination of Employment for purposes of this Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III
ADMINISTRATION

3.1  Committee Structure and Authority. This Plan shall be administered by the Committee which shall be comprised of two or more persons designated by the Board. In the absence of a designation, the Board or the portion that qualifies as the Compensation Committee shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. At any time the Company is publicly held, this Plan is intended to qualify for exemption from Section 16(b) of the Exchange Act and to qualify as performance-based compensation under Section 162(m) of the Code and shall be interpreted in such a way as to result in such qualification. A member of the Committee shall not exercise any discretion respecting himself or herself under this Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Board may select different Committees to administer Awards for different classes of Participants. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Among other things, the Committee shall have the authority, (i) subject to the terms of this Plan, and (ii) subject to the approval of the Board (to the extent required to qualify an Award granted hereunder for exemption under Section 16(b) of the Exchange Act and as “performance-based compensation” under Section 162(m) of the Code):

(a)  to select those persons to whom Awards may be granted from time to time;

(b)  to determine whether and to what extent Awards are to be granted hereunder;

(c)  to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)  to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation; any exercise acceleration or forfeiture waiver or any performance criteria regarding any Option and the shares of Common Stock relating thereto);

(e)  to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 9.2;

(f)  to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

(g)  to determine under what circumstances an Award may be settled in cash or Common Stock.

(h)  to provide for the forms of Agreement to be utilized in connection with this Plan;

(i)  to determine whether a Participant has a Disability or a Retirement;

(j)  to determine what securities law requirements are applicable to this Plan and the Awards, and to require of a Participant that appropriate action be taken with respect to such requirements;

(k)  to cancel, with the consent of the Participant or as otherwise provided in this Plan or an Agreement, outstanding Awards;

(l)  to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under this Plan;

(m)  to require as a condition of the grant of an Award, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

(n)  to determine whether and with what effect an individual has incurred a Termination of Employment;

(o)  to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

(p)  to determine the restrictions or limitations on the transfer of Common Stock;

(q)  to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under this Plan or the terms of an Agreement;

(r)  to determine the permissible methods of Option exercise and payment pursuant to Section 6.3(d), including “broker-assisted” cashless exercise arrangements;

(s)  to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

(t)  to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any Agreement) and to otherwise supervise the administration of this Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times or to different Participants.

Any determination made by the Committee pursuant to the provisions of this Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of this Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

3.2  Independent Committee. In the event that the Company becomes a publicly held corporation, the Board may appoint a Committee that consists of directors who are “disinterested” persons or “non-employees” within the meaning of Rule 16b-3 and each of whom is an “outside” director under Section 162(m) of the Code to administer the Plan with respect to individuals subject to (or potentially subject to) such provisions.

ARTICLE IV
STOCK SUBJECT TO PLAN

4.1  Shares Subject to Plan. Subject to the adjustment under Section 4.6, the aggregate number of shares of Common Stock which may be delivered under the Plan shall not exceed thirteen percent (13%) of the total number of the Company’s issued and outstanding Stock, such number to be determined periodically by the Board. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. At no time shall the total number of shares of Common Stock issuable upon exercise of all outstanding options under this Plan or any other plan of the Company and the total number of shares provided for under any stock bonus plan or similar plan of the Company exceed a number of shares which is equal to thirty percent (30%) of the then outstanding shares of Common Stock of the Company.

4.2  Release of Shares. Subject to Section 4.1, the Committee shall have full authority to determine the number of shares of Common Stock available for Awards, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to an Award, any shares of Common Stock subject to any Award that are forfeited, any Award that otherwise terminates without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Option including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Awards to a particular Participant under any applicable law, such shares shall be available exclusively for Awards to Participants who are not subject to such limitations.

4.3  Restrictions on Shares. Shares of Common Stock issued in connection with Awards shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the granting agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares, with appropriate payment made with respect to such fractional shares.

4.4  Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company’s official shareholder records as having been issued and transferred. Upon exercise of the Option or any portion thereof, the Company will have a reasonable time in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company’s official shareholder records, except as provided herein or in an Agreement.

4.5  Best Efforts To Register. If there has been an initial public offering of the Common Stock, the Company will register under the Securities Act of 1933, as amended, the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after shareholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the last relevant period of the last Award outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares of Common Stock delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company’s interests or if there is no material benefit to Participants.

4.6  Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under this Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Options, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Options under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

ARTICLE V
ELIGIBILITY

5.1  Eligibility. Except as herein provided, the persons who shall be eligible to participate in this Plan and be granted Awards shall be those persons who are officers, directors, employees or consultants of the Company or any subsidiary, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person, the person’s contributions to the Company and its subsidiaries, the value of the individual’s service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.

ARTICLE VI
STOCK OPTIONS

6.1  General. The Committee shall have authority to grant Options under this Plan at any time or from time to time. Options may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with this Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price.

6.2  Grant and Exercise. The grant of an Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary corporation of the Company (as such terms are defined in Section 424 of the Code) on the Grant date shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

6.3  Terms and Conditions. Options shall vest in accordance with the terms specified in the Agreement covering such Options, and shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)  Option Period. The Option Period of each Option shall be fixed by the Committee; provided that no Non-Qualified Stock Option shall be exercisable more than ten (10) years after the date the Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary corporation of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date this Plan is adopted by the Company or the date this Plan is approved by the shareholders of the Company, whichever is earlier.

(b)  Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee. If such Option is intended to qualify as an Incentive Stock Option, the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary corporation of the Company (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value per share.

(c)  Exercisability. Subject to Section 8.1, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that with respect to employee Participants, Options shall be exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the Grant Date subject to reasonable conditions, such as continued employment, as shall be determined by the Committee. Unless provided in an Agreement or by the Committee, no Option may be exercised to the extent it is not vested. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee shall, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of Incentive Stock Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

(d)  Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Options, in whole or in part, at any time during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise, except in the case of (iii), for which approval may only be given at the Grant Date), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations); (v) by certifying ownership of shares of Common Stock owned by the Participant to the satisfaction of the Committee for later delivery to the Company as specified by the Company; or (vi) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made.

(e)  Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

(i)  lend to the Participant, an amount equal to such portion of the Option Price as the Committee may determine; or

(ii)  guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Participant and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

(f)  Non-transferability of Options. Except as provided herein or in an Agreement and then only consistent with the intent that the Option be an Incentive Stock Option (as applicable), (i) no Option or interest therein may be transferred, assigned, alienated or encumbered in any way by the Participant other than by will or by the laws of descent and distribution or by a designation of beneficiary effective upon the death of the Participant, (ii) no Option shall be subject to the claims of a Participant’s creditors, and (iii) all Options shall be exercisable during the Participant’s lifetime only by the Participant.

6.4  Termination by Reason of Death. If a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Option held by such Participant shall, to the extent then vested and exercisable, thereafter be fully exercisable for a period of at least one hundred and eighty (180) days immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

6.5  Termination by Reason of Disability. If a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall, to the extent then vested and exercisable, thereafter be fully exercisable by the Participant for the period of at least one hundred and eighty (180) days immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant’s death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Non-Qualified Stock Option.

6.6  Other Termination. If a Participant incurs a Termination of Employment due to Retirement, the Termination of Employment is voluntary on the part of the Participant (and is not due to Retirement), or the Termination of Employment is involuntary on the part of the Participant (but is not due to death, Disability or Cause), any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then vested and exercisable, may be exercised for the period of at least thirty (30) days commencing with the date of such Termination of Employment or until the expiration of the Option Period whichever period is shorter. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment with Cause, the Option shall terminate immediately. Unless otherwise provided in an Agreement or determined by the Committee, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

6.7  Cashing Out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Option by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

6.8  Purchase by the Company. If a Participant exercises any option under this Plan and accepts employment with a Competing Enterprise within twelve (12) months of such exercise, the Company shall have the right to repurchase any shares issued upon such exercise at the Option Price.

ARTICLE VII
STOCK APPRECIATION RIGHTS

7.1  Grant. Stock Appreciation Rights may be granted to a Participant either alone or in conjunction with all or part of any Option granted under this Plan. In the case of a Non-Qualified Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the Option.

7.2  Exercise. The Participant may exercise a Stock Appreciation Right by surrendering the applicable portion of the Award. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 7.3(b). If the Award of a Stock Appreciation Right is in connection with an Option, that portion of the Option representing the Stock Appreciation Rights shall be surrendered upon exercise of the right. Options that have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

7.3  Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)  Award Related to Options. Stock Appreciation Rights granted in connection with an Option shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Article VI of this Plan. A Stock Appreciation Right or applicable portion thereof granted in connection with an Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right.

(b)  Payment Upon Exercise. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or shares of Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the Fair Market Value on the date of grant of the Award (or, in the case of an Award in connection with an Option, the exercise price per share specified in the related Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(c)  Transferability. Except as provided in the next sentence, Stock Appreciation Rights shall not be transferable except pursuant to the laws of descent upon death. Stock Appreciation Rights granted in connection with an Option shall be transferable only when and to the extent that the underlying Option would be transferable under this Plan.

(d)  Incentive Stock Option Limitation. A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.

ARTICLE VIII
RESTRICTED STOCK AWARDS

8.1  Grant. Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine Restricted Stock when and if Awards of Restricted Stock will be made, the class of shares to which the Award applies, the number of shares to be awarded, the time or times within which an Award may be subject to forfeiture, and all other conditions of the Award in addition to those contained in Section 8.4. The Committee may also grant Restricted Stock in which the restrictions lapse upon the attainment of specified performance goals over a specified performance period. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.

8.2  Award Agreement. A Participant receiving an Award of shares of Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

8.3  Certificate. Each Participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under this Plan. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the Award, substantially in the following form:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE FLUID AUDIO NETWORK, INC. 2005 STOCK INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE SECRETARY OF THE COMPANY.”

The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

8.4  Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:

(a)  Restriction Period. Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

(b)  Rights as Shareholder. Except as provided in Section 8.4(a) and (c), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock. Certificates for shares of unrestricted Common Stock shall be delivered to the Participant promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

(c)  Performance Restrictions. Notwithstanding Section 8.4(b) above, any Award of Restricted Stock based on the achievement of performance goals shall not be considered outstanding for any purpose, and no dividends, voting or other rights of a shareholder shall attach to such shares until such time as the performance goals have been satisfied and the shares are issued to the Participant without restriction.

(d)  Forfeiture; Waiver. Except to the extent provided in the Agreement, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant. The Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to the Participant's shares of Restricted Stock.

(e)  Transferability. Subject to the provisions of this Plan and the Agreement, Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Restriction Period.

ARTICLE IX
PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THIS PLAN

9.1  Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act of 1933, as amended, pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to this Plan.

9.2  Voting Rights. All shares of Common Stock issued pursuant to an Award shall carry voting rights equal to those voting rights associated with all other Common Stock of the Company of the same class.

ARTICLE X
CHANGE IN CONTROL PROVISIONS

10.1  Impact of Event. In the event of a Change in Control (as defined below):

(a)  Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

(b)  The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

(c)  All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

(d)  Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

(i)  The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)  The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)  The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

(iv)  Settlement of each share of Common Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

(e)  In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Common Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price).

10.2  Definition of Change in Control. For purposes of the Plan, a Change in Control shall mean the happening of any of the following events:

(a)  An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (4) any acquisition by a Person who as of the date of the adoption of this Plan was a shareholder of the Company; or (5) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) (3) and (4) of subsection (c) of this Section 10.2; or

(b)  Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 10.2(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(c)  The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any Person who was a shareholder of the Company as of the date of the adoption of this Plan, any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the shareholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d)  The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (c) of this Section 10.2, assuming for this purpose that such transaction were a Corporate Transaction.

10.3  Change in Control Price. For purposes of the Plan, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 30-day period prior to and including the date of a Change in Control, and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board..

ARTICLE XI
MISCELLANEOUS

11.1  Shareholder Approval. The Plan and the grant of Awards hereunder are expressly conditioned upon the Plan’s approval by the Company’s shareholders within twelve (12) months before or after the date the Plan is adopted. Any Option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within twelve (12) months before or after the Plan is adopted. Shares of Common Stock issued pursuant to such Option shall not be counted in determining whether such approval is obtained.

11.2  Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Option theretofore granted without the Participant’s consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan shall terminate on a date no more than ten (10) years from the date the Plan is adopted or the date the Plan is approved by the Company’s shareholders, whichever is earlier. The Committee may amend, alter or discontinue the terms of any Option theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as the Board and further subject to any approval or limitations the Board may impose. Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Options which qualify for beneficial treatment under such rules without shareholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

11.3  Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

11.4  Status of Options Under Code Section 162(m) . It is the intent of the Company that Options granted to persons who are “covered employees” within the meaning of Code Section 162(m) shall constitute “qualified performance-based compensation” satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to such an Option does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

11.5  General Provisions.

(a)  Representation. The Committee may require each person purchasing shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b)  No Additional Obligation. Nothing contained in this Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

(c)  Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. To the extent permitted by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

(d)  Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant’s death are to be paid.

(e)  Controlling Law. This Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of California. This Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

(f)  Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

(g)  Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

(h)  Right to Recapitalize. The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6  Mitigation of Excise Tax. Subject to any other agreement between the Participant and the Company or an Affiliate, if any payment or right accruing to a Participant under this Plan, either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”) would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 11.6 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only federal income taxes.

11.7  Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual becoming a Participant in this Plan.

11.8  Options in Substitution for Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for options in respect of other plans of other entities. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

11.9  Procedure for Adoption. Any Affiliate of the Company on the Effective Date shall be deemed to have adopted this Plan on the Effective Date. Any other Affiliate of the Company may by resolution of such Affiliate’s board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt this Plan as of the date specified in the board resolution.

11.10  Procedure for Withdrawal. Any Affiliate which has adopted this Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of this Plan.

11.11  Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to “short-swing” liability under Section 16 of the Exchange Act, any time period provided for under this Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter. The Company shall have the right to suspend or delay any time period described in this Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a shareholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a shareholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of this Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to this Plan.

11.12  Financial Statements. The Company shall deliver to each Participant, on an annual basis, unaudited, internally-prepared financial statements for the Company within sixty (60) days following the close of the Company’s fiscal year.

11.13  Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

11.14  Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

11.15  Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

11.16  Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and the Agreement, the terms and conditions of the Agreement shall control.

IN WITNESS WHEREOF, this instrument has been executed by the undersigned as of the ____ day of _________________, 2005.

FLUID AUDIO NETWORK, INC., a [Delaware] corporation

By:____________________________________________________
(signature)
Title:___________________________________________________